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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 20, 2002


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

             (Exact name of registrant as specified in its charter)
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           DELAWARE                 333-83816            13-3439681
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(State or Other Jurisdiction        (Commission         (I.R.S. Employer
of Incorporation)                   File Number)       Identification Number)

390 Greenwich Street
New York, New York                                             10013
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
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Item 5.           OTHER EVENTS


Description of the Certificates and the Mortgage Pool

         As of the date hereof, Salomon Brothers Mortgage Securities VII, Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated May 22, 2002, in connection with the Registrant's issuance of a series of certificates, entitled Salomon Mortgage Loan Trust, Series 2002-CB3, C-BASS Mortgage Loan Asset-Backed Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of June 1, 2002, between the Registrant, Credit-Based Asset Servicing and Securitization LLC as seller, Litton Loan Servicing LP as servicer and JPMorgan Chase Bank as trustee. The Certificates designated as the Series 2002-CB3 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust estate (the "Trust Estate") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first, second and third lien fixed-rate and adjustable-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Salomon Smith Barney Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS


                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



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         EXHIBIT NO.                                   DESCRIPTION
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              99.1                           Computational Materials (as defined
                                             in Item 5) that have been provided
                                             by Salomon Smith Barney Inc. to
                                             certain prospective purchasers of
                                             Salomon Mortgage Loan Trust, Series
                                             2002- CB3, C-BASS Mortgage Loan
                                             Asset-Backed Certificates.









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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 20, 2002

                                       SALOMON BROTHERS MORTGAGE
                                       SECURITIES VII, INC.


                                       By: /s/ Matthew R. Bollo
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                                       Name:   Matthew R. Bollo
                                       Title:  Vice President










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                                                        -5-


                                                  Index to Exhibits




                                                                   Sequentially
    Exhibit No.                       Description                  Numbered Page
    -----------                       ------------                 -------------
       [99.5]     Computational Materials (as defined in Item 5)       P
                  that have been provided by Salomon Smith Barney
                  Inc. to certain prospective purchasers of Salomon Mortgage Loan Trust, Series 2002-CB3,
                  C-BASS Mortgage Loan Asset-Backed Certificates











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                                  EXHIBIT 99.5

                                 Filed by Paper